SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 22, 2003

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                           COMMISSION FILE NO. 0-23981


                                   94-3283464
                      (I.R.S. Employer Identification No.)


                35 Iron Point Circle, Suite 200, Folsom, CA 95630
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (916) 608-8200

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.

         (c) The following Exhibits are furnished herewith:

                  99.1 Press release, dated October 22, 2003.

Item 9.  Regulation FD Disclosure.

         The information furnished under this Item 9 is intended to be furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

         On October 22, 2003, Waste Connections, Inc. issued a press release announcing its third quarter earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                         WASTE CONNECTIONS, INC.
                                               (Registrant)

                                  BY:         /s/  Ronald J. Mittelstaedt
 Date:  October 22, 2003                 ---------------------------------------
                                              Ronald J. Mittelstaedt,
                                              President and Chief Executive
                                              Officer

                                  EXHIBIT INDEX



Exhibit No.                     DESCRIPTION
----------                       ----------

       99.1 Press release dated October 22, 2003, issued by Waste Connections, Inc.